Exhibit 10.3:

COMMERCIAL INSTALLMENT MORTGAGE NOTE
PROCEEDS OF LOAN APPLIED TO:
Amount $	945,000.00			See Settlement Sheet $945,000.00

Note No.				Hudson Technologies Company

Date	May 27	, 2005	By:	/S/ Brian F. Coleman
Brian F. Coleman

			Its:	President

FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of BUSEY BANK, at its office in Urbana, ILLINOIS (hereinafter called "Lender") in lawful money of the United States, the principal sum of $945,000.00, with interest thereon until paid in full as follows:

RATE PROVISIONS:

Interest will accrue at the rate of 7.00 percent per annum until May 27, 2010 at which time and annually thereafter the rate will be adjusted to the Prime Rate as published in the Money Rate section of the Wall Street Journal or its successors, as said rate exists on the date of each adjustment plus 2.00 percent per annum. At no time will the interest rate increase or decrease more than 2.00% per annum. Interest shall be computed on the basis of a year consisting of 360 days and shall be charged for the actual number of days elapsed during the period for which interest is being charged.

SPECIAL PAYMENT PROVISIONS:

In the event Busey Bank has not received the full amount of any payment by the end of the TENTH day after the date the payment is due, a late charge of 5% (five percent) of the unpaid payment will become due and payable. Subsequent to the tenth day after the payment date, payments shall first be applied to accrued interest, then to the accrued principal payment, and the remaining balance, if any, to accrued late payment charges.

PAYMENT PROVISIONS:

$8,495.00 is payable beginning on July 1, 2005 and monthly thereafter until June 1, 2012 (hereinafter "Balloon Date") at which time any principal and interest owing thereon is due and payable in full. Payments shall first be applied to accrued interest, then to any late charge, and the remaining balance, if any, to principal. The payment amount may be adjusted at the sole discretion of the Lender to an amount which would amortize the indebtedness by a date 180 months from the date of this Note, however, this may not be construed to alter or extend the Balloon Date.

BUSINESS PURPOSE:

The undersigned hereby warrant and certify that the proceeds of this loan will be used solely for business purposes, as follows: Purchase 3402 N. Mattis, Champaign, IL

To secure payment of this Note (and any renewal or extensions hereof) and all other non-consumer, business or commercial purpose liabilities of the undersigned to Lender, howsoever created, whether now existing or hereafter arising, whether direct or indirect, whether absolute or contingent, and whether due or to become due (this Note and all other liabilities being hereinafter called the "Obligations"), the undersigned pledge to the Lender and grant to the Lender a security interest in the following property (all of which is hereinafter referred to as "Collateral"):

Mortgage dated May 27, 2005 on the real estate and improvements at 3402 N. Mattis Ave., Champaign, Illinois

If a mortgage is shown in the space immediately above, then all the terms and provisions of that mortgage are incorporated by reference herein and made a part of this Note, including, but not limited to, any "due on sale" provision. Notwithstanding anything otherwise stated herein, the lien of said mortgage is limited to the principal sum stated above, accrued interest thereon and such additional costs and expenses as are advanced to preserve the lien of said mortgage.

NOTE: SEE REVERSE SIDE FOR ADDITIONAL TERMS AND PROVISIONS OF THIS

NOTE WHICH ARE INCORPORATED HEREIN BY THIS REFERENCE.
Address:	275 North Middletown Road		Hudson Technologies Company
Pearl River, NY 10965
		By:	/S/ Brian F. Coleman
Telephone:	800-953-2444		Brian F. Coleman
SS#/Tax ID#:	13-3641539
		Its:	President

The term "undersigned" as used in this Note shall include all of the makers of this Note and all guarantors thereof.

Each disbursement or advancement under this Note is made at the option and sole discretion of Lender. The undersigned shall promptly provide accurate, complete and current financial statements in a form acceptable to Lender as requested by Lender in writing.

If any one or more of the following events shall occur (hereinafter called "Event of Default"), that is to say, if; (i) default shall be made in the punctual payment of the Obligations when due; or (ii) any statement, application or supporting financial statement furnished the Lender by the undersigned shall be found to be false in any material respect; or (iii) the undersigned, or any of them, shall become insolvent, or shall be unable to pay his debts as they mature; or shall admit in writing his inability to pay his debts as they mature or shall make an assignment for the benefit of his creditors; or shall file or commence or have filed or commenced against him any proceeding for any relief under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, or a receiver or trustee shall be appointed for the undersigned; or (iv) the undersigned shall fail to observe, perform or comply with any of the covenants, terms or conditions set forth herein or in any loan agreement, mortgage, security agreement or other instrument or agreement heretofore, concurrently herewith or in the future executed by the undersigned in favor of the Lender in connection with any transaction which results in indebtedness of the undersigned to the Lender now existing or hereafter arising, then, upon the occurrence of any such Event of Default, this Note shall, at the option of the Lender, become immediately due and payable, without presentment, demand, notice or protest of any kind, all of which are expressly waived by the undersigned.

Each of the undersigned agrees to pay all costs of collection, legal expenses and reasonable attorney's fees incurred or paid by the Lender in collecting this Note. The liability of any of the undersigned shall in nowise be affected or diminished by: a) the Lender's sale, pledge, surrender, compromise, release, renewal, extension, modification, or other disposition of or with respect to any of said Obligations or any Collateral; b) the Lender's acceptance of any security for, or any guarantors of, any of the Obligations; c) Lender's forbearance or indulgence in the collection of any Collateral; d) Lender's failure, neglect, or omission to acquire or preserve an interest in or realize upon any Collateral, or to enforce any lien upon or right of appropriation of any moneys, credits or property owned by any other of the undersigned. In order to hold any of the undersigned liable hereunder, there shall be no obligation on the part of the Lender at any time to resort for payment to any other of the undersigned, or to any Collateral or other rights or remedies of the Lender in respect to the Obligations or any thereof.

On the failure of the undersigned to pay any of the Obligations when due, the Lender shall have any and all rights and remedies available to the Lender under the laws of the State of Illinois as may be applicable to this Note and any Collateral, and further, the Lender shall have such specific rights and remedies as set forth herein or in any other instrument, security agreement or loan agreement entered into by the undersigned, or any of them, with the Lender

All of the undersigned agree that they are each primarily and jointly and severally liable hereon and that the receipt of the consideration hereof by any one of the undersigned shall constitute the receipt thereof by all of the undersigned, and agree that release of one or more makers or guarantors of this Note or of any Collateral shall not release any other makers or guarantors.

If the interest rate index used in this Note, is no longer available, the Lender, its successors and assigns, will choose a new index which is a published standard index. The Lender will give the undersigned notice of such new index.

This Note and any other agreement in connection therewith shall be construed in accordance with the laws of the State of Illinois. If any provision or clause of this Note is held invalid, such invalidity shall not affect other provisions of the Note which can be given effect without the invalid provision, and to this end the provisions of this Note are declared to be severable.

No delay or omission on the part of the Lender in exercising any power or right hereunder shall impair such right or power or any other right or power of Lender hereunder. All rights, powers and remedies of Lender are cumulative. No waiver by Lender of any default shall operate as a waiver of any other default or of the same default on a future occasion.

Every legal assignee of this Note shall have and may exercise all the rights and powers given to Lender in this Note and every notice to or act committed by any one of the undersigned shall constitute a notice to or act committed by all of the undersigned.